Exhibit 10.7(e)

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

     This SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREMENT (this "Agreement") is made and entered into on November 19, 2003 by and between Klamath First Federal Savings and Loan Association ("Association"), Klamath First Bancorp, Inc., ("Company") and the undersigned executive officer of Association and Company (the "Executive").

     WHEREAS, Association, Company and Executive entered into an Amended and Restated Employment Agreement dated May 21, 2003, (the "Employment Agreement");

     WHEREAS, Company has entered into an Agreement and Plan of Merger dated as of July 14, 2003, (the "Merger Agreement") with Sterling Financial Corporation ("Sterling") with respect to a proposed transaction (the "Transaction") whereby Sterling will acquire all of the outstanding shares of Company common stock in a stock merger;

     WHEREAS, Association, Company and Executive entered into a First Amendment to Amended and Restated Employment Contract dated as of July 14, 2003, (the "First Amendment") to facilitate the Transaction;

     WHEREAS, Sterling desires to employ the Executive after consummation of the Transaction in a different capacity than Executive current functions within the Association and Company;

     WHEREAS, Sterling believes the Executive will be entitled to receive change in control benefits pursuant to the Employment Agreement and First Amendment regardless of whether the Executive enters into a new employment agreement with Sterling;

     NOW,  THEREFORE,  in  consideration of the foregoing and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged by the parties, it is agreed by the parties as follows:

     1. Capitalized terms used herein, to the extent not defined otherwise, shall have the meaning ascribed to them in the Employment Agreement and First Amendment.

     2. Section 5(c) of the Employment Agreement is amended in full as follows:

          "Upon the occurrence of a Change in Control arising from or related to the Merger Agreement, Association shall pay the Executive as severance pay or liquidated damages, or both (the "Base Severance Amount"), an amount equal to $178,500. In the event that all conditions to closing under the Merger Agreement have been satisfied during calendar year 2003, then Association shall make payment of the Base Severance Amount plus the Additional Severance Amount (as defined in Section 5(d) below) to the Executive on December 31, 2003. In the event such closing conditions are not satisfied during calendar year 2003, then the payments contemplated herein shall be made within 10 days after consummation of the merger contemplated by the Merger Agreement."

     3. Except as specifically set forth herein, the Employment Agreement, including the First Amendment shall continue in full force and effect. To the extent that any provision contained in this Agreement is inconsistent with any of the provisions of the Employment Agreement, including but not limited to Section 5(b) thereof, or the First Amendment, the provisions contained in this Agreement shall be controlling.

     4. In the event the Merger Agreement is terminated, then this Agreement shall have no further force or effect.

     5. This Agreement may be executed in counterparts by the parties hereto, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

The parties have entered into this Agreement as of the date first hereinabove written.

Klamath First Federal Savings & Loan Association


By:  ____________________________________
         Duly Authorized Officer

Klamath First Bancorp, Inc.


By:  ____________________________________
         Duly Authorized Officer

Executive


By:  ____________________________________
         Walter F. Dodrill


Consented to by Sterling Financial Corporation


By:  ____________________________________
         Duly Authorized Officer

                                                                Exhibit 10.9(e)

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

This SECOND  AMENDMENT  TO  AMENDED  AND  RESTATED   EMPLOYMENT  AGREMENT  (this
     "Agreement") is made and entered into on December 17, 2003 by and between Klamath First Federal Savings and Loan Association ("Association"), Klamath First Bancorp, Inc., ("Company") and the undersigned executive officer of Association and Company (the "Executive").

     WHEREAS, Association, Company and Executive entered into an Amended and Restated Employment Agreement dated May 21, 2003, (the "Employment Agreement");

     WHEREAS, Company has entered into an Agreement and Plan of Merger dated as of July 14, 2003, (the "Merger Agreement") with Sterling Financial Corporation ("Sterling") with respect to a proposed transaction (the "Transaction") whereby Sterling will acquire all of the outstanding shares of Company common stock in a stock merger;

     WHEREAS, Association, Company and Executive entered into a First Amendment to Amended and Restated Employment Contract dated as of July 14, 2003, (the "First Amendment") to facilitate the Transaction;

     WHEREAS, Sterling desires to employ the Executive after consummation of the Transaction in a different capacity than Executive current functions within the Association and Company;

     WHEREAS, Sterling believes the Executive will be entitled to receive change in control benefits pursuant to the Employment Agreement and First Amendment regardless of whether the Executive enters into a new employment agreement with Sterling;

     NOW,  THEREFORE,  in  consideration of the foregoing and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged by the parties, it is agreed by the parties as follows:

     1. Capitalized terms used herein, to the extent not defined otherwise, shall have the meaning ascribed to them in the Employment Agreement and First Amendment.

     2. Section 5(c) of the Employment Agreement is amended in full as follows:

          "Upon the occurrence of a Change in Control arising from or related to the Merger Agreement, Association shall pay the Executive as severance pay or liquidated damages, or both (the "Base Severance Amount"), an amount equal to $178,500. In the event that all conditions to closing under the Merger Agreement have been satisfied during calendar year 2003, then Association shall make payment of the Base Severance Amount plus the Additional Severance Amount (as defined in Section 5(d) below) to the Executive on December 31, 2003. In the event such closing conditions are not satisfied during calendar year 2003, then the payments contemplated herein shall be made within 10 days after consummation of the merger contemplated by the Merger Agreement."

     3. Except as specifically set forth herein, the Employment Agreement, including the First Amendment shall continue in full force and effect. To the extent that any provision contained in this Agreement is inconsistent with any of the provisions of the Employment Agreement, including but not limited to Section 5(b) thereof, or the First Amendment, the provisions contained in this Agreement shall be controlling.

     4. In the event the Merger Agreement is terminated, then this Agreement shall have no further force or effect.

     5. This Agreement may be executed in counterparts by the parties hereto, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

     The parties have entered into this Agreement as of the date first hereinabove written.

     Klamath First Federal Savings & Loan Association


     By:  ____________________________________
               Duly Authorized Officer

     Klamath First Bancorp, Inc.


By:  ____________________________________
         Duly Authorized Officer

Executive


By:  ____________________________________
         Walter F. Dodrill


Consented to by Sterling Financial Corporation


By:  ____________________________________
         Duly Authorized Officer